UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 23, 2004

DIGITAS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-29723	04-3494311
(Commission File Number)	(I.R.S. Employer Identification No.)

800 Boylston Street, Boston, Massachusetts	02199

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 867-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 18, 2004, Digitas Inc. filed a Form 8-K, under Item 2.01 thereto, to report the completion of its acquisition of Modem Media, Inc. In response to parts (a) and (b) of Item 9.01 of such Form 8-K, Digitas stated that it would file the required financial information by amendment, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K. Digitas Inc. hereby amends its Form 8-K filed on October 18, 2004 in order to provide the required financial information.

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Item 9.01. Financial Statements and Exhibits

(a) Financial statements of business acquired.

(1)	The audited consolidated balance sheets of Modem Media, Inc. as of December 31, 2003 and 2002 and the related consolidated statements of operations, consolidated statements of changes in stockholders’ equity, consolidated statements of cash flows for the years ended December 31, 2003, 2002 and 2001 and the notes to the consolidated financial statements together with the report thereon of PricewaterhouseCoopers LLP are attached hereto as Exhibit 99.1.

(2)	The unaudited consolidated balance sheets of Modem Media, Inc. as of September 30, 2004 and December 31, 2003 and the related consolidated statements of operations for the three and nine months ended September 30, 2004 and consolidated statements of cash flows for the nine months ended September 30, 2004 and 2003 and the notes to the consolidated financial statements are attached hereto as Exhibit 99.2.

(b) Pro forma financial information.

Unaudited pro forma condensed and combined balance sheet of the Company as of September 30, 2004 and unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2004 and for the year ended December 31, 2003 are attached hereto as Exhibit 99.3.

(c) Exhibits.

99.1	Audited consolidated balance sheets of Modem Media, Inc. as of December 31, 2003 and 2002 and the related consolidated statements of operations, consolidated statements of changes in stockholders’ equity, consolidated statements of cash flows for the years ended December 31, 2003, 2002 and 2001 and the notes to the consolidated financial statements together with the report thereon of PricewaterhouseCoopers LLP.

99.2	Unaudited consolidated balance sheets of Modem Media, Inc. as of September 30, 2004 and December 31, 2003 and the related consolidated statements of operations for the three and nine months ended September 30, 2004 and consolidated statements of cash flows for the nine months ended September 30, 2004 and 2003 and the notes to the consolidated financial statements.

99.3	Unaudited pro forma condensed and combined balance sheet of the Company as of September 30, 2004 and unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2004 and for the year ended December 31, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAS INC.

Date: December 23, 2004	By:	/s/ ERNEST W. CLOUTIER
Ernest W. Cloutier
	Title:	Secretary and General Counsel

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Exhibit Index

99.1	Audited consolidated balance sheets of Modem Media, Inc. as of December 31, 2003 and 2002 and the related consolidated statements of operations, consolidated statements of changes in stockholders’ equity, consolidated statements of cash flows for the years ended December 31, 2003, 2002 and 2001 and the notes to the consolidated financial statements together with the report thereon of PricewaterhouseCoopers LLP

99.2	Unaudited consolidated balance sheets of Modem Media, Inc. as of September 30, 2004 and December 31, 2003 and the related consolidated statements of operations for the three and nine months ended September 30, 2004 and consolidated statements of cash flows for the nine months ended September 30, 2004 and 2003 and the notes to the consolidated financial statements.

99.3	Unaudited pro forma condensed and combined balance sheet of the Company as of September 30, 2004 and unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2004 and for the year ended December 31, 2003.

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